BLACKROCK FUNDAMENTAL GROWTH PRINCIPAL PROTECTED FUND
OF BLACKROCK PRINCIPAL PROTECTED TRUST
(the “Fund”)

SUPPLEMENT DATED DECEMBER 16, 2008
TO THE REGISTRATION STATEMENT DATED DECEMBER 21, 2007

Effective December 16, 2008, the following changes are made to the Fund’s Registration Statement.

All references to Thomas E. Burke as a portfolio manager of the Fund are deleted.

The section entitled “Item 15. Portfolio Managers” beginning on page 69 is revised as set forth below.

The first paragraph under subsection entitled “Information Regarding the Portfolio Managers” on page 69 is deleted in its entirety and replaced with the following:

Jeffrey R. Lindsey, CFA, and Edward P. Dowd are the Fund’s portfolio managers and are primarily responsible for the day-to-day management of the Fund’s portfolio. Jonathan A. Clark is responsible for the Fund’s asset allocation process.

The subsection entitled “Information Regarding the Portfolio Managers — Other Funds and Accounts Managed” beginning on page 69 is revised to add the following information with respect to the Fund as of November 18, 2008:

	Number of Other Accounts Managed			Number of Accounts and Assets for Which
	and Assets by Account Type			Advisory Fee is Performance-Based

	Registered	Other Pooled		Registered	Other Pooled
	Investment	Investment	Other	Investment	Investment	Other
Name of Portfolio Manager	Companies	Vehicles	Accounts	Companies	Vehicles	Accounts

Jeffrey R. Lindsey	10	3	9	0	0	1
	$3.6 Billion	$114 Million	$1.07 Billion	$0	$0	$108 Million

Edward P. Dowd	10	3	9	0	0	1
	$3.6 Billion	$114 Million	$1.07 Billion	$0	$0	$108 Million

The subsection entitled “Information Regarding the Portfolio Managers — Fund Ownership” on page 72 is revised to add the following information with respect to the Fund as of November 18, 2008:

Portfolio Manager	Dollar Range

Jeffrey R. Lindsey	None
Edward P. Dowd	None

FGPP-SAI-1208SUP